Exhibit 99.1

Joint Filer Information

Date of Event Requiring Statement:	January 25, 2006

Issuer Name and Ticker or Trading Symbol:	Hungarian Telephone and Cable Corp.
(HTC)

Designated Filer:	Permira (Europe) Limited

Other Joint Filers	Permira Europe II CV3
Permira Europe II CV4
Permira Europe II L.P. 1
Permira Europe II L.P. 2
Permira Europe II Co-Investment Scheme
Schroder Ventures Investments Limited
Permira Europe II Managers L.P.

Addresses:	The principal business address of each of the Joint Filers above is Trafalgar Court, Les Banques, St Peter Port, Guernsey, GY1 3QL, Channel Islands

Signatures:

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
general partner of Permira Europe II L.P. 1,	)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
general partner of Permira Europe II L.P. 2)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
managing general partner of	)
Permira Europe II C.V. 3)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P. as	)	Alternate Director
managing general partner of	)
Permira Europe II C.V. 4)
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira (Europe) Limited as manager of	)	Alternate Director
Permira Europe II Co-investment Scheme	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
SV (Nominees) Limited as nominee for	)	Alternate Director
Schroder Ventures Investments Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira Europe II Managers L.P.	)	Alternate Director
acting by its general partner	)
Permira (Europe) Limited	)

Signed by	)	/s/ Alistair Boyle
for and on behalf of	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director